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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-10411 and File 333-10413) of our report dated November 16, 1998, on our audits of the consolidated financial statements of Transition Systems, Inc. as of September 30, 1997 and 1998 and for the years ended September 30, 1996, 1997 and 1998 included in this Annual Report on Form 10-K.


                                            PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 21, 1998